CREDIT AND LOANS FROM BANKS	12 Months Ended
Dec. 31, 2024
Credit And Loans From Banks [Abstract]
CREDIT AND LOANS FROM BANKS
NOTE 13 - CREDIT AND LOANS FROM BANKS

a.	Short-term bank credit(*)

1)
The company is a party to a short-term credit facility with an Israeli bank with commitments totaling $15 million (NIS 54 million). As of December 31, 2024, a total of $11 million (NIS 42 million) was outstanding under the short-term credit facility. The short-term credit facility bears a prime based variable interest rate. (*)

2)	In May 2023 the company received a short-term credit facility in the amount of NIS 17 million (approximately $4.8 million) from an Israeli bank that bears a prime based variable interest rate. (*)

3)
In July 2023, the Company entered into an additional short-term credit facility with an Israeli bank in the amount of $9.75 million, which was later increased to $30 million. The short-term credit facility bears a prime based variable interest rate. In November 2023, the same bank approved an additional loan amount of $17 million that was used as a bridge loan for the purchase of Retail Pro’s intellectual property and the purchase of all of Retail Pro’s equity rights by a fully owned subsidiary of the company. (*)

4)
As of December 31, 2024, a wholly owned subsidiary of the Company has a short-term loan of $2 million (NIS 7.2 million) from an Israeli bank. The short-term loan bears a foreign exchange market variable interest rate. The loan is renewed monthly, in the Company’s sole discretion.

(*) Under the credit facilities above of the financing agreements, the Company is required to meet certain financial covenants. As of December 31, 2024, the Company met all the covenants.

b.	Long-term bank loans

	December 31,
	2024	2023
	US Dollars in thousands
Total bank loans	22,583	1,428
Less - current maturities	(3,978)	(1,101)
Total long-term bank loans	18,605	327

1.
In May 2020, the Company received a long-term loan from an Israeli Bank, backed by a government guarantee, in the amount of NIS 15 million ($4.25 million). The loan bears interest of Prime + 1.5%, payable monthly beginning in May 2021. The loan's principal will be returned in 48 monthly installments beginning in May 2021.

2.
In November 2023, the Company acquired Retail Pro International LLC. The Company funded the cash portion of the consideration payable at the closing, with a short-term credit facility that the Company received (see note 6(b)). In February 25, 2024, the Company received from the same bank an approval for a long-term loan through bank financing. The long-term loan was fully executed and bears a SOFR based variable interest rates.

3.
On December 18, 2024, a loan principal of NIS 21 million (approximately USD 5,675 thousand) was received, to be repaid in equal quarterly installments over a period of six years from the loan receipt date. The interest bears a prime based variable interest rate.

The carrying amount of the credit and loans from banks reasonably approximate their fair value.